SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): April 18, 2002
                                                 (April 16, 2002)





                                 CTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)







         Indiana                        1-4639                  35-0225010
(State or Other Jurisdiction
     of Incorporation)         (Commission File Numbers)     (I.R.S. Employer
   Identification Nos.)



905 West Boulevard North
Elkhart, Indiana                                                  46514
(Address of Principal Executive Offices)                        (Zip Code)



Registrants' Telephone Number, Including Area Code:  (574) 293-7511




--------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.


                           On April 16, 2002, CTS Corporation issued a press
                  release announcing the completion of a private placement of convertible debt securities as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.



                  (a)      Financial Statements of Business Acquired.
                           Not applicable.


                  (b)      Pro Forma Financial Information.
                           Not applicable.


                  (c)      Exhibits.


                  The following exhibits are filed with this report:


                  Exhibit No.               Exhibit Description
                  -----------               -------------------

                     99.1                   Press Release dated April 16, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CTS CORPORATION


                                       /s/ Richard G. Cutter
                                       ---------------------------------------
                                       By: Richard G. Cutter
                                           Vice President, Secretary and
                                           General Counsel


Date:  April 16, 2002

                                  EXHIBIT INDEX



Exhibit No.       Exhibit Description

  99.1            Press Release dated April 16, 2002

                                                                 Exhibit 99.1

                                                                April 16, 2002
FOR RELEASE:  Immediately


                 CTS ANNOUNCES COMPLETION OF SALE OF $25 MILLION
                 -----------------------------------------------
                     OF CONVERTIBLE SUBORDINATED DEBENTURES
                     --------------------------------------

Elkhart, IN...CTS Corporation (NYSE:CTS) today announced the completion of a $25 million private offering of five-year, 6.5% convertible subordinated debentures with several large institutional investors. The debentures are unsecured obligations, convertible into CTS common stock at a conversion price of $20.05 per share which equates to a 15% conversion premium calculated over the applicable pricing period. The Company has granted the initial purchasers of the debentures a 90-day option to purchase an additional $5.0 million aggregate principal amount of the debentures. At any time after the three-year anniversary of the issue date, the purchasers may accelerate the maturity of the debentures. CTS also has the right after such three-year anniversary and under certain circumstances, to force conversion of the debentures into common stock. CTS intends to use the net proceeds from the offering to repay debt outstanding under its existing credit facility.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities. The debentures and the common stock issuable upon conversion of the debentures have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. Unless so registered, the debentures and common stock issuable upon conversion of the debentures may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.


                                     # # # #




Contact: Vinod M. Khilnani, Sr. Vice President and Chief Financial Officer, or
         George T. Newhart, Vice President Investor Relations
         CTS Corporation
         905 West Boulevard North
         Elkhart, In 46514
         Telephone (574) 293-7511  FAX (574) 293-0251
         www.ctscorp.com